EXHIBIT 99.1

AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 13 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 13”), dated as of June 27, 2005, by and among Pemstar Inc., a Minnesota corporation (as surviving corporation of the merger with Pemstar Pacific Consultants, Inc. and Turtle Mountain Corporation, “Borrower”) and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), an Illinois corporation, in its capacity as administrative and collateral agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity “Agent”).

W I T N E S S E T H :

WHEREAS, Agent, Borrower and the parties to the Loan Agreement as lenders, whether by execution of the Loan Agreement or an Assignment and Acceptance (individually, each a “Lender” and collectively, “Lenders”), have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made, and may make, loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated April 25, 2003, by and among Agent, Borrower, and Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated April 25, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of June 30, 2003, Amendment No. 3 to Loan and Security Agreement, dated as of July 10, 2003, Amendment No. 4 to Loan and Security Agreement, dated as of January 5, 2004, Amendment No. 5 to Loan and Security Agreement, dated as of January 6, 2004, Amendment No. 6 to Loan and Security Agreement, dated as of January 6, 2004, Amendment No. 7 to Loan and Security Agreement, dated as of April 12, 2004, Amendment No. 8 to Loan and Security Agreement, dated June 4, 2004, Amendment No. 13 to Loan and Security Agreement, dated September 20, 2004, Amendment No. 10 to Loan and Security Agreement, dated October 1, 2004, Amendment No. 11 to Loan and Security Agreement, dated as of December 31, 2004 and Amendment No. 12 to Loan and Security Agreement, dated as of March 24, 2005 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended and supplemented, collectively, the “Financing Agreements”);

WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement and the other Financing Agreements;

WHEREAS, Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

WHEREAS, by this Amendment No. 13, Agent, Lenders and Borrower desire and intend to evidence such consent and amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition to and not in limitation of, each of the following definitions:

(i) “Amendment No. 13” shall mean this Amendment No. 13 to Loan and Security Agreement by and among Agent, Lenders and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Chiptronics Collection Account” shall mean the “Collection Account” as such term is defined in the Chiptronics Control Agreement.

(iii) “Chiptronics Control Agreement” shall mean the Deposit Account Control Agreement, dated April 25, 2003, by and among Bank, Chiptronics, Turtle Mountain and Agent, as amended pursuant to Amendment No. 1 to Deposit Account Control Agreement dated September 20, 2004 and Amendment No. 2 to Deposit Account Control Agreement dated on or about the date hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(iv) “IBM Domestic Receivable Payments” shall mean payments in respect of accounts receivable owing by IBM Corporation or its Affiliates to Chiptronics arising from sales by Chiptronics to IBM Corporation or such Affiliates of goods supplied by Borrower to Chiptronics.

(v) “IBM Foreign Receivable Payments” shall mean payments in respect of accounts receivable owing by IBM Corporation or its Affiliates arising from sales by Chiptronics to IBM Corporation or such Affiliates of goods supplied by Foreign Subsidiaries of Borrower to Chiptronics.

(vi) “Payment Allocation Agreement” shall mean the Payment Allocation Agreement, dated of even date herewith, by and among Chiptronics, Borrower and Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(vii) “Security State Bank” shall mean Security State Bank and its successors and assigns.

(b) Interpretation. For purposes of this Amendment No. 13, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2. Treatment of Funds in Chiptronics Collection Account.

(a) In connection with sales by Borrower to Chiptronics, Borrower currently receives payment of the Accounts owing by Chiptronics to Borrower arising from such sales through the Chiptronics Collection Account at Security State Bank as set forth in the Chiptronics Control Agreement. Except as Agent may otherwise specifically agree, Borrower shall continue to cause all such payments to be sent to the Chiptronics Collection Account.

(b) Unless and until Agent shall direct otherwise, pursuant to the terms of the Payment Allocation Agreement and Amendment No. 2 to the Chiptronics Control Agreement, Chiptronics shall specify to Security State Bank each business day the portion of the funds received in the Chiptronics Collection Account to be remitted to each of the account of Borrower, the account of Chitpronics and the account of Agent in accordance with the terms of the Payment Allocation Agreement.

(c) Notwithstanding anything to the contrary contained herein or in the Payment Allocation Agreement, Agent shall have the right at any time and from time to time to require that all funds at any time in the Chiptronics Collection Account be remitted exclusively to the Agent Payment Account for application to the Obligations. In the event that Agent exercises such right, Borrower shall not provide any instructions to Chiptronics or to Security State Bank with respect to funds in the Chiptronics Collection Account or otherwise give such instructions to Chiptronics or Security State Bank as Agent may specify.

(d) The terms of this Amendment No. 13 shall replace and supersede the terms set forth in Section 2 of Amendment No. 9.

3. Additional Representations, Warranties and Covenants. Borrower represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

(a) This Amendment No. 13 has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against each of them in accordance with their respective terms.

(b) After giving effect to the provisions of this Amendment No. 13, no Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 13.

4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by Agent of each of the following:

(a) this Amendment No. 13 duly authorized, executed and delivered by the parties hereto;

(b) the Payment Allocation Agreement, in form and substance satisfactory to Agent, duly authorized, executed and delivered by the parties thereto;

(c) the Amendment No. 2 to Deposit Account Control Agreement by and among Security State Bank, Chiptronics, Borrower and Agent, duly authorized, executed and delivered by the parties thereto; and

(d) the approval of Required Lenders, in form and substance satisfactory to Agent, to the terms and conditions of this Amendment No. 13.

5. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 13 or with respect to the subject matter of this Amendment No. 13. To the extent of conflict between the terms of this Amendment No. 13 and the other Financing Agreements, the terms of this Amendment No. 13 shall control. The Loan Agreement and this Amendment No. 13 hall be read and construed as one agreement.

6. Governing Law. The validity, interpretation and enforcement of this Amendment No. 13 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

7. Binding Effect. This Amendment No. 13 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 13.

9. Counterparts. This Amendment No. 13 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 13, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 13 by telefacsimile or other electronic means shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 13. Any party delivering an executed counterpart of this Amendment No. 13 by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Amendment No. 13, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 13 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 13 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), formerly known as Congress Financial Corporation
(Central), as Agent

By:	/s/ Brian Hynds
Title:	Vice President

BORROWER

PEMSTAR INC.

By:	/s/ Greg S. Lea
Title:	CFO